SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                __________

                                FORM 8-K/A

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934
                                 __________

                             September 24, 1998
              Date of Report (Date of earliest event reported)

                                  METRISA, INC.
              (Exact name of registrant as specified in charter)

           Delaware                0-16152                       04-2891557
        (State or other       (Commission File Number)         (IRS Employer
        jurisdiction of                                        Identification
        incorporation)                                            Number)

                                  25 Wiggins Avenue
                            Bedford, Massachusetts  01730
             (Address of principal executive offices and zip code)

                                     (781) 275-3300
               (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report)



	Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c) Exhibits:	16.1.  Letter re:  change in certifying accountant.




                                  SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				METRISA, INC.

                                      /s/ John E. Wolfe

Date:   October 8, 1998         By:   _____________________
				      John E. Wolfe, Chief Executive Officer



                            Exhibit List


    16.1.  Letter re:  change in certifying accountant.